UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                 March 26, 2004


                           MONMOUTH COMMUNITY BANCORP
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               (Exact name of registrant as specified in charter)


          New Jersey                     0-27428                 22-3757709
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(State or other jurisdiction of        (Commission           (IRS Employer
        incorporation)                 File Number)          Identification No.)

627 Second Avenue, Long Branch, New Jersey                               07740
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(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (732) 571-1300


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure
        -----------------------------------------

On March 26, 2004, Monmouth Community Bancorp issued the following press release:

Monmouth Community Bancorp Announces Capital Securities Issuance

LONG BRANCH, NEW JERSEY, March 26, 2004, Monmouth Community Bancorp (NASDAQ Small Cap Market; MCBK), the holding company of Monmouth Community Bank, N.A., announced that it completed a $5.0 million capital trust offering on March 25, 2004 through its newly formed Delaware statutory business trust and wholly-owned unconsolidated subsidiary, MCBK Capital Trust I. Sandler O'Neill & Partners, L.P. acted as placement agent in connection with the offering of the trust preferred securities. The securities issued by MCBK Capital Trust I have a floating interest rate equal to the three-month LIBOR plus 285 basis points, which resets quarterly, with an initial interest rate of 3.96%. The securities mature on April 7, 2034 and may be called at par by the holding company any time after April 7, 2009. These securities were placed in a private transaction exempted from registration under the Securities Act of 1933, as amended.

At March 25, 2004, the $5.0 million of the trust preferred securities qualified for treatment as Tier I Capital. Monmouth Community Bancorp intends to use the proceeds it received from the issuance of the trust preferred securities to support the general balance sheet growth of Monmouth Community Bank, N.A. and to ensure that Monmouth Community Bank, N.A. maintains the required regulatory capital ratios.

Monmouth Community Bancorp is the holding company and sole shareholder of Monmouth Community Bank, N.A., a nationally chartered commercial bank, which commenced operations in the second half of 1998. Monmouth Community Bank, N.A. provides a full range of banking services to both individual and business customers through six, full-service branch facilities located in Monmouth County, New Jersey. Monmouth Community Bancorp is traded on the NASDAQ SmallCap Market under the trading symbol "MCBK" and can be accessed through the internet at MCBNA.com.

Statements about the future expectations of Monmouth Community Bancorp and Monmouth Community Bank, N.A. including future revenues and earnings, and all other statements in this press release other than historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Since these statements involve risks and uncertainties and are subject to change at any time, the companies' actual results could differ materially from expected results. Among these risks, trends and uncertainties are the effect of governmental regulation on Monmouth Community Bank, N.A., the availability of working capital, the cost of personnel, and the competitive market in which Monmouth Community Bank competes.

CONTACTS:

Monmouth Community Bank, N.A.
James S. Vaccaro, Chairman and CEO, 732-571-1300
Anthony Giordano, III, EVP and CFO, 732-923-1115

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MONMOUTH COMMUNITY BANCORP
                                        ----------------------------------------
                                                (Registrant)



                                        By:  /s/ James S. Vaccaro
                                           -------------------------------------
                                            James S. Vaccaro
                                            Chairman and Chief Executive Officer


Date:  March 29, 2004